OIL AND GAS ASSETS	6 Months Ended
Jun. 30, 2016
Extractive Industries [Abstract]
OIL AND GAS ASSETS
NOTE 5 - OIL AND GAS ASSETS

On June 23, 2016, the Company completed its Merger with Brushy, as described above. As a result of the Merger, the Company acquired 19 producing properties valued at $7.5 million and 3,458 net acres in the Permian Basin, unevaluated properties valued at $20.6 million

During the year ended December 31, 2015, the Company entered into the JOAs with Noble. The Company has an average of 3.41% working interest in each of the Noble Wells. However, due to capital constraints, the Company was placed in non-consent status and the wells were temporarily shut-in. In May 2016, the Company renegotiated the ability to fund its share of the outstanding drilling operations in the amount of approximately $1.68 million. It paid a $300,000 deposit immediately and paid the balance in June 2016, which enabled the Company to regain compliance under each of the JOAs.

Depreciation, depletion and amortization expenses related to the proved properties were approximately $365,000 and $388,000 for three and six months ended June 30, 2016, respectively, as compared to approximately $184,000 and $416,000 for the three and six months ended June 30, 2015, respectively.